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                                                                   EXHIBIT 10.30

                             ADVANCEMENT AGREEMENT


     WHEREAS, Patrick LePore and Gregory Boron, each of whom is a member of the Board of Directors and an officer of Boron, LePore and Associates, Inc. (the "Company") and Michael Foti and Christopher Sweeney, each of whom is a former senior officer of the Company and a current consultant to the Company (Messrs. LePore, Boron and Foti and Sweeney being collectively referred to as the "Individual Defendants"), have been named as defendants in a lawsuit brought by Thomas Boron, a former stockholder of the Company, against the Company and the Individual Defendants asserting claims relating to a transaction by which Thomas Boron agreed to sell his remaining interest in the Company to the Company, and a subsequent transaction by which Thomas Boron accepted a fixed amount of cash in exchange for certain contractual rights arising from the initial sale transaction (but not including the matters described in the Fifth Count of the Complaint relating thereto) (the "Legal Claims"); and

     WHEREAS, the Company is a defendant against whom Thomas Boron is seeking damages based upon the Legal Claims (the Individual Defendants and the Company being collectively referred to as the "Defendants"); and

     WHEREAS, the Company's Bylaws require that each Officer of the Corporation "shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL... against any and all Expenses incurred by such Officer in connection with any Proceeding in which such Officer is involved as a result of serving or having served (a) as an Officer or employee of the Corporation..." (provided that indemnification shall not be provided "with respect to a matter as to which such person shall be finally adjudicated in any Proceeding (a) not to have acted in good faith or in a manner he or she reasonably believed to be in, or not opposed to, the best interest of the Corporation" or in the case of a claim which is settled, if there is a determination that with respect to such matter, such person did not act in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interest of the Corporation); and

     WHEREAS, the Company's Bylaws also provide in pertinent part that, "Unless otherwise determined by (a) the Board of Directors... or (c) if directed by the Board of Directors, by independent legal counsel in a written opinion, any indemnification extended to an Officer... shall include payment by the Corporation or a subsidiary of the Corporation of Expenses as the same are incurred in defending a Proceeding in advance of the final disposition of such Proceeding upon an undertaking by such Officer... seeking indemnification to repay such payment if such Officer... shall be adjudicated or determined not to be entitled to indemnification under this Article V," (emphasis added) and

     WHEREAS, the Board of Directors and its Special Counsel, Morris, Nichols, Arsht and Tunnell, have discussed the Legal Claims (including the factual background of the Legal Claims and the defenses thereto) with the Individual Defendants and attorneys at Goodwin, Procter & Hoar LLP ("GP&H"), outside counsel to the Company and litigation counsel to the Defendants; and

     WHEREAS, the Defendants have been advised by GP&H that it is not possible to estimate with reasonable accuracy the fees and expenses that may be incurred in connection with the Legal Claims, but that such counsel does not presently estimate that such fees and expenses will exceed $1,000,000,
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     IT IS HEREBY AGREED among the undersigned parties as follows:

     1. Each of the Potential Defendants shall be represented by the law firm of Goodwin, Procter & Hoar LLP, or such other counsel as the Company may from time to time select ("Litigation Counsel"), in defense of the Legal Claims and any matters arising therefrom or relating thereto. Any Individual Defendant may consult with his own legal counsel at any time, but the Company shall be financially responsible for the cost of such consultation (by way of advancement or indemnification) only if the Individual Defendant has previously consulted with Litigation Counsel, and the Individual Defendant and Litigation Counsel mutually determine that consultation with separate counsel is necessary and appropriate in the circumstances.

     2. Each Individual Defendant shall reasonably cooperate in the defense of the Legal Claims and any litigation arising therefrom or relating thereto, and in particular, shall (i) provide to Litigation Counsel all information and documents as Litigation Counsel shall determine to be necessary or appropriate for the defense of the Legal Claims and any litigation arising therefrom or relating thereto, (ii) be available to testify at such times as Litigation Counsel may reasonably request; and (iii) in the absence of a determination pursuant to Paragraph 1 hereof that consultation with separate counsel is necessary and appropriate, follow the recommendations of Litigation Counsel and the Company concerning the defense of the Legal Claims, including without limitation any proposed or actual settlement thereof.

     3. The Company shall pay on a timely basis all reasonable legal fees billed by Litigation Counsel, as well as the reasonable and necessary fees and expenses of any additional counsel, consultation with whom is authorized pursuant to paragraph 1 hereof.

     4. The undersigned parties shall request that Litigation Counsel keep a record of time spent in defense of each of the Defendants, with the understanding time and expense relating to matters which impact equally one or more of the Defendants shall be apportioned equally each to each of the Defendants so impacted.

     5. In the event that it is ultimately determined pursuant to Article V of the Company's Bylaws that an Individual Defendant is not entitled to indemnification, Litigation Counsel shall, within ten days thereafter, transmit to that Individual Defendant a statement showing his share of fees and expenses previously paid by the Company that incurred on his behalf as determined by Litigation Counsel, which determination shall not be challenged by any of the undersigned parties. The Individual Defendant shall pay the amount of such statement to the Company within 45 days after receiving it.

     6. This agreement shall be binding upon each of the undersigned parties and their heirs and successors. This agreement shall be governed by the substantative law of the State of Delaware (without reference to Delaware choice of law provisions). This agreement reflects the entire agreement of the parties concerning the subject matter hereof, except that nothing herein is intended to alter or affect the parties' rights pursuant to the Bylaws of the Company or the Delaware General Corporation Law, as the latter may be amended from time to

                                      -2-
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time. This agreement may be signed in counterparts, and shall be amended only by a writing signed, directly or in counterparts, by all parties affected by that amendment.


                              BORON, LEPORE & ASSOCIATES, INC.



                              By:______________________________________
                                    [Title]


                              PATRICK LEPORE


                              _________________________________________



                              GREGORY BORON


                              _________________________________________



                              MICHAEL FOTI


                              _________________________________________



                              CHRISTOPHER SWEENEY


                              _________________________________________

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